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PricewaterhouseCoopers (Logo)                         PricewaterhouseCoopers LLP
                                                      P.O. Box 363566
                                                      San Juan, PR 00936-3566
                                                      Telephone (787) 754-9090



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80169) of Popular Inc. of our report dated June 1, 2001 relating to the financial statements of Popular Mortgage, Inc. 1186(e) Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


San Juan, Puerto Rico
June 26, 2001